Workhorse Group Reports Third Quarter 2022 Results CINCINNATI, November 08, 2022 (GLOBE NEWSWIRE) -- Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or “the Company”), an American technology company focused on pioneering the transition to zero emission commercial vehicles, today reported financial results for the third quarter ended September 30, 2022. Management Commentary “Our team is making steady progress, executing on our product roadmap, including beginning initial production and delivery of vehicles, as well as adding experienced talent across the organization,” said Workhorse CEO Rick Dauch. “During the quarter, we built and sold our first Class 4 vehicles and continued to renovate and prepare our facilities for higher production levels in 2023. We believe the strong interest from customers in our Class 4 series and W56 vehicles reflects the significant market opportunity ahead. In parallel, we are managing through the important process of testing and repairing the C1000 vehicle. Separately, we are making great strides in our growth plans for Aerospace and are excited to be launching a new business platform, ‘Stables & Stalls’. This new platform will help address the unmet needs of small fleet operators making the transition to electric vehicles, such as providing charging infrastructure and service solutions. As we look to the remainder of the year and beyond, we remain focused on achieving our strategic priorities and delivering value for both our customers and shareholders.” Third Quarter 2022 and Recent Operational Highlights: Workhorse delivered on its stated priorities from the second quarter by enhancing its team and strengthening its financial and operational position in the following key areas: • Completed the hiring of senior-level functional, engineering, and operational talent across the business, including: o Hired a new VP, Sales & Marketing and three regional sales leaders with a combined 70+ years of commercial vehicle industry experience. o Strengthened operating teams in Aero and Commercial Vehicles by hiring a new plant manager for Union City (CV), a Vice President, Manufacturing and Supply Chain (Aero), and a Vice President, Flight Operations and Technology (Aero). • Completed the transformation and expansion of Workhorse’s Union City plant into a world-class manufacturing complex, doubling available floorspace. The plant has started initial production of Class 4 vehicles, is finalizing process layout plans for W56 production scheduled to begin in Q3 2023 and is actively adding hourly staff, as it continues to ramp up production on the W4 CC and prepares for the start of production of the W750 in Q1 2023. • Concluded facility improvements in the Wixom, Michigan engineering center and moved into our new prototype and testing center in Sharonville, Ohio.

• On track to assemble vehicles in Union City as part of a three-year contract manufacturing agreement for Tropos Technologies beginning in Q4 2022. Volumes for final assembly in the U.S. market are expected to reach about 2,000 units per year once ramp-up is complete. • Announced proposed settlements to resolve previously disclosed securities class action lawsuit and related shareholder derivative actions, subject to court approval. Executing Revised Strategic Product Roadmap Workhorse is executing on its strategic product roadmap for its electric vehicle delivery offerings. • W4 CC/W750: Workhorse continues to see strong interest from customers for its Class 4 delivery vehicles and is ramping up production and delivery of W4 CC throughout the remainder of 2022. The Company built and sold 10 W4 CC vehicles during the third quarter and an additional 13 units so far in Q4. Workhorse remains on track to start pilot production of its W750 step van in Q4 2022. • W56: Workhorse continues to execute its plan for the W56 platform with the start of regular production planned for Q3 2023. About 90% of materials for the vehicle are sourced to proven Tier 1 suppliers with production intent vehicles scheduled to be built in Union City in Q4 2022. Final design and testing protocols for the W56 are expected to be completed by Q2 2023. • C1000: Last quarter, the Company completed the front suspension redesign of the C1000, which was intended to solve the engineering problems on the platform. During endurance testing under full payload conditions, the rear suspension design proved to be insufficient. As a result, the Company now expects to complete testing during Q4 2022. • W34: The Company is combining its Class 3 and Class 4 segment experience generated by the E- Gen and C1000 programs with modern technology to develop a new vehicle platform. Features of the new platform will include an accessible low floor frame with improved ride and handling, efficient lightweight systems, and advanced technology. With production beginning in late 2024 or early 2025, the new vehicle platform will be coming to market just as the governmental mandates arrive. Introducing Stables & Stalls Workhorse today announced its Stables & Stalls fleet electrification platform. Through this platform the Company intends to provide services and charging infrastructure to support small fleet operators with EV powered fleets. The Company has leased and is renovating its first “Stable,” an 18,000 square foot maintenance facility building adjacent to the FedEx Lebanon, OH distribution facility. The Company has also begun installing 10 Level 2 EV chargers, the ‘Stalls’, to meet initial charging needs. This facility will be able to lease, service, repair, and charge EV vehicles both for Workhorse and other fleet operators. During the quarter, Workhorse purchased and began operating a series of FedEx Ground delivery routes in the greater Cincinnati area. The Company is currently servicing the routes with 10 Company-owned

Internal Combustion Engine (ICE) vehicles and intends to transition the route to electric vehicles by the end of Q2 2023. The first EV, a Workhorse W750, will be integrated into the route this month. Stables & Stalls is designed to have the Company experience, firsthand, the challenges and benefits independent fleet operators experience while executing last-mile delivery operations and making and the transition to electric vehicles. Mr. Dauch added, “The electrification of commercial vehicles presents both a monumental task and a once in a generation opportunity. Ensuring access to reliable vehicles, adequate charging infrastructure, training and maintenance services is critical for small fleet operators that choose to make the EV transition. With our new Stables & Stalls platform, Workhorse is proactively meeting these needs. We believe this new platform will provide us revenue growth opportunities that supplement our product roadmap. At the same time, it provides us with an avenue to expand our relationships with both municipal and commercial customers.” Progress in Aerospace Technology and Business Plans Workhorse continues to invest in its Aerospace business, securing key partnerships, and achieving important milestones during the quarter including: • Nearing completion of final flight testing for both the HorseflyTM and HALO (Humanitarian Assistance and Logistics Operations) drones ahead of important technology demonstrations for potential commercial and governmental customers. • Developed initial manufacturing process and supply chain plans, targeting initial production in 2023. • Completed field testing along the Ohio 33 Corridor in coordination with the Ohio Department of Transportation and The Ohio State University. • Successfully completed the data acquisition and delivery for 11% of the farms under USDA grant for underserved farmers in Mississippi and Arkansas. Third Quarter 2022 Financial Results Sales, net of returns and allowances, for the third quarter of 2022 were recorded at $1.5 million compared to $(0.6) million in the same period last year. The increase in net sales was primarily due to an increase in volume of commercial vehicle sales and the launch of the Stables & Stalls initiative. Cost of sales decreased to $9.5 million from $11.5 million in the same period last year. The decrease in cost of sales was primarily due to a $1.4 million decrease in inventory write-downs and a $1.2 million decrease in consulting and warranty expenses. The decrease in cost of sales was partially offset by an increase in costs associated with the vehicles sold during the period. Selling, general and administrative (“SG&A”) expenses increased to $34.8 million from $10.6 million in the same period last year. The increase was primarily driven by the net $20.0 million legal settlement expense and an increase of $3.8 million in professional and legal services related to the securities and shareholder derivative litigation. Additionally, the Company experienced an increase of $3.1 million in employee compensation and related expenses due to increased headcount, non-cash stock-based compensation expense and the appointments of the new leadership team. Research and development (“R&D”) expenses increased to $6.1 million from $2.8 million in the same period last year. The increase was primarily driven by an increase of $1.6 million in employee compensation and related expenses due to increased headcount. Additionally, there was a $1.1 million increase in consulting and prototype expenses related to the continued development of the Horsefly™, HALO, W56, and W750 vehicle programs. Net interest income was $27.7 thousand compared to $18.6 million in the same period last year. The decrease in net interest expense was primarily due to an $20.6 million increase in fair value of the Senior Secured Convertible Notes due 2024 during the three months ended September 30, 2021, as compared to no change in fair value during the three months ended September 30, 2022. Additionally, contractual interest expense on these Notes for the three months ended September 30, 2021 was $2.0 million, as compared to zero for the three months ended September 30, 2022. Other income was $13.4 million compared to a loss of $77.1 million in the same period last year, attributable to unfavorable changes in fair value of the Company’s prior investment in Lordstown Motors Corp, which was sold entirely in Q3 2021 offset by the gain on the sale of C1000 related inventory. Net loss was $35.4 million compared to net loss of $81.1 million in the same period last year. Loss from operations for the third quarter was $48.8 million compared to $25.5 million in the same period last year. As of September 30, 2022, the Company had approximately $120 million in cash and cash equivalents. 2022 Guidance Workhorse is reaffirming its revenue guidance and expects to generate between $15-25 million in revenue for calendar year 2022, while tightening the range of vehicles expected to be manufactured and sold to between 100-200, assuming current supply chain lead times remain unchanged. “We continue to prudently invest in our people, product portfolios, facilities, and operations as we ramp up production at both our Commercial Vehicles and Aerospace operations. We are also further building out our sales team, aftermarket infrastructure and capabilities as well as launching the Stables & Stalls initiative. We are on track to achieve our outlook for 2022 and look forward to delivering enhanced value to our customers and shareholders,” said Workhorse CFO Bob Ginnan. Conference Call Workhorse management will hold a conference call today (November 8, 2022) at 10:00 a.m. Eastern time (7:00 a.m. Pacific time) to discuss these results and answer related questions. U.S. dial-in: 877-407-8289

International dial-in: 201-689-8341 Please call the conference telephone number 10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at 949-574-3860. The conference call will be broadcast live and available for replay here and via the Investor Relations section of Workhorse's website. A telephonic replay of the conference call will be available after 1:00 p.m. Eastern time on the same day through November 15, 2022. Toll-free replay number: 877-660-6853 International replay number: 201-612-7415 Replay ID: 13733578 About Workhorse Group Inc. Workhorse is a technology company focused on providing drone-integrated electric vehicles to the last- mile delivery sector. As an American original equipment manufacturer, we design and build high performance, battery-electric vehicles including trucks and aircraft. Workhorse also develops cloud- based, real-time telematics performance monitoring systems that are fully integrated with our vehicles and enable fleet operators to optimize energy and route efficiency. All Workhorse vehicles are designed to make the movement of people and goods more efficient and less harmful to the environment. For additional information visit workhorse.com. Forward-Looking Statements This press release contains forward-looking statements reflecting our current expectations that involve risks and uncertainties. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. When used in this document, the words “anticipate,” “expect,” “plan,” “believe,” “seek,” “estimate” and similar expressions are intended to identify forward-looking statements. These are statements that relate to future periods and include, but are not limited to, statements about the features, benefits and performance of our products, our ability to introduce new product offerings and increase revenue from existing products, expected expenses including those related to selling and marketing, product development and general and administrative, our beliefs regarding the health and growth of the market for our products, anticipated increase in our customer base, expansion of our products functionalities, expected revenue levels and sources of revenue, expected impact, if any, of legal proceedings, the adequacy of liquidity and capital resources, and expected growth in business. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained in this press release. Factors that could cause actual results to differ materially include, but are not limited to: our ability to develop and manufacture our new product portfolio, including the W750, W56 and W34 platforms; our ability to attract and retain customers for our existing and new products; risks associated with obtaining orders and executing upon such orders; supply chain disruptions, including constraints on steel, semiconductors and other material inputs and resulting cost increases impacting our company, our customers, our suppliers or the industry; our ability to implement modifications to vehicles to achieve compliance with Federal Motor Vehicle Safety Standards and to meet customer requirements with respect to the C-1000s; our ability to capitalize on opportunities to deliver products to meet customer requirements; our limited operations and need to expand and enhance elements of our production process to fulfill product orders; the ability to protect our intellectual property; negative impacts stemming from the COVID-19 pandemic; market acceptance for our products; our ability to control our expenses; potential competition, including without limitation shifts in technology; global and local business conditions; acts of war (including without limitation the conflict in Ukraine) and/or terrorism; the prices being charged by our competitors; our inability to retain key members of our management team; our inability to raise additional capital to fund our operations and business plan; our inability to maintain our listing of our securities on the Nasdaq Capital Market; our inability to satisfy our customer warranty claims; the outcome of any regulatory or legal proceedings; our liquidity and other risks and uncertainties and other factors discussed from time to time in our filings with the Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K filed with the SEC. Forward-looking statements speak only as of the date hereof. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, except as required by law. Media Contact: Aaron Palash / Greg Klassen Joele Frank, Wilkinson Brimmer Katcher 212-355-4449 Investor Relations Contact: Matt Glover and Tom Colton Gateway Investor Relations 949-574-3860 WKHS@gatewayir.com

Workhorse Group Inc. Condensed Consolidated Balance Sheets (Unaudited) September 30, 2022 December 31, 2021 Assets Current assets: Cash and cash equivalents $ 120,117,862 $ 201,647,394 Accounts receivable, less allowance for credit losses of zero as of September 30, 2022 and December 31, 2021 1,548,196 149,776 Other receivable 15,000,000 — Inventory, net 11,567,607 10,067,367 Prepaid expenses and other current assets 14,946,935 4,357,829 Total current assets 163,180,600 216,222,366 Property, plant and equipment, net 17,047,641 7,897,807 Investment in Tropos 10,000,000 — Lease right-of-use assets 11,476,927 1,538,852 Other assets 176,310 2,479,865 Total Assets $ 201,881,478 $ 228,138,890 Liabilities Current liabilities: Accounts payable $ 7,728,111 $ 7,849,607 Accrued and other current liabilities 44,825,969 14,752,827 Deferred revenue, current 3,375,000 — Warranty liability 3,339,484 4,583,916 Current portion of lease liabilities 1,105,016 363,714 Total current liabilities 60,373,580 27,550,064 Deferred revenue, long-term 1,505,000 — Lease liabilities, long-term 8,736,715 1,191,053 Convertible notes, at fair value — 24,705,000 Total Liabilities 70,615,295 53,446,117 Commitments and contingencies Total stockholders’ equity 131,266,183 174,692,773 Total Liabilities and Stockholders’ Equity $ 201,881,478 $ 228,138,890

Workhorse Group Inc. Condensed Consolidated Statements of Operations (Unaudited) Three Months Ended September 30, Nine Months Ended September 30, 2022 2021 2022 2021 Sales, net of returns and allowances $ 1,548,798 $ (576,602) $ 1,575,652 $ 1,147,334 Cost of sales 9,515,547 11,549,187 16,459,102 32,570,616 Gross loss (7,966,749) (12,125,789) (14,883,450) (31,423,282) Operating expenses Selling, general and administrative 34,753,017 10,579,586 59,693,419 24,470,953 Research and development 6,126,951 2,801,394 15,165,946 8,788,969 Total operating expenses 40,879,968 13,380,980 74,859,365 33,259,922 Loss from operations (48,846,717) (25,506,769) (89,742,815) (64,683,204) Interest income (expense), net 27,716 18,599,130 (2,290,993) 23,040,886 Other income (loss) 13,413,500 (77,127,266) 13,413,500 (225,432,884) Loss before benefit for income taxes (35,405,501) (84,034,905) (78,620,308) (267,075,202) Benefit for income taxes — 2,919,491 — 21,833,930 Net loss $(35,405,501) $(81,115,414) $(78,620,308) $(245,241,272) Net loss per share of common stock Basic $ (0.22) $ (0.66) $ (0.50) $ (1.99) Diluted $ (0.22) $ (0.63) $ (0.50) $ (1.90) Weighted average shares used in computing net loss per share of common stock Basic 160,213,944 123,584,023 157,117,380 123,186,350 Diluted 160,213,944 129,251,351 157,117,380 128,853,678